Exhibit 99.1

Terran Orbital Receives $100 Million Investment from Lockheed Martin

Investment will fund expansion of Terran Orbital’s advanced manufacturing capabilities

BOCA RATON, Fla., October 31, 2022 – Terran Orbital Corporation (NYSE: LLAP), a global leader in satellite-based solutions primarily serving the United States and Allied aerospace and defense industries, announced that it has entered into a note and warrant purchase agreement pursuant to which Terran Orbital received a $100 million investment from Lockheed Martin (NYSE: LMT) in exchange for convertible notes and warrants issued by Terran Orbital.

In connection with the investment, Terran Orbital and Lockheed Martin also entered into a new Strategic Cooperation Agreement (SCA). The new SCA runs through 2035 and allows Terran Orbital to pursue a wider variety of opportunities with Lockheed Martin.

Terran Orbital intends to use the funds to acquire additional satellite assembly space, increase module production, and satisfy working capital needs while expanding advanced manufacturing abilities. Terran Orbital’s advanced manufacturing capabilities, which were originally planned for expansion on Florida’s Space Coast in partnership with Space Florida, have been accelerated and will now be based in Irvine, California. Terran Orbital has added over 140,000 square feet in Irvine alone in the past 12 months.

Terran Orbital’s disruptive technologies provide customers with innovative and cost-effective solutions. The SCA with Lockheed Martin creates further opportunities for both organizations to share their expertise and relationships to advance emerging technology across military, commercial, and civil customers. This will be achieved by focusing on:

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Mission assurance at both the satellite and constellation architecture level
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Speed and schedule to deliver timely solutions for the most demanding and mission-critical customers
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Affordability through innovation with an industrial approach, combined with capacity and facility enhancement to deliver and share an unprecedented value proposition

Terran Orbital believes there are growing unmet needs in adjacent markets to the company’s core satellite offerings. In order to address these needs, Terran Orbital plans to expand product and service offerings to include:

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Payloads including Synthetic Aperture Radar (SAR), Electro-optical, Hyperspectral, Infrared, and Secure Communication
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High reliability satellite subassemblies and component offerings, including, but not limited, to Star Trackers, Flight Computers, Reaction Wheels, Battery Solutions, and Guidance, Navigation and Control solutions
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Mission operations for satellites using Terran Orbital and partner ground networks
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Other defense-related products

The conflict in Ukraine has highlighted the need for advanced satellite imagery. Terran Orbital intends to address such demand through a specialized SAR satellite product line based on the company’s PredaSAR satellites. Terran Orbital plans to no longer pursue its own constellation and believes that offering PredaSAR as a product is a financially efficient and expeditious method of getting SAR technology into the hands of those protecting and defending our Nation and Allies.

“In today’s market, customers want the industry to determine the leaders that will deliver timely, quality, and affordable solutions across a variety of missions,” said Terran Orbital Co-Founder, Chairman, and Chief Executive Officer Marc Bell. “This is a continued expansion of our collaboration with Lockheed Martin, and complements and accelerates the decision Terran Orbital made amid the lingering supply chain crisis to continue to vertically integrate products and components to facilitate full in-house satellite and manufacturing production. We see the opportunity to dramatically ramp up our capabilities and external product offerings, which we believe will move Terran Orbital toward profitability.”

Terran Orbital will provide more details on the investment and the company’s forward outlook during the company’s Q3 financial results call on Wednesday November 9th.

The terms and conditions of the transaction, including the note and warrant purchase agreement and the new SCA, are more fully described in the Company’s Current Report on Form 8-K, being filed today with the Securities and Exchange Commission.

The convertible notes were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and, along with the shares of common stock underlying the convertible notes, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the convertible notes may not be offered, sold, pledged or otherwise transferred except pursuant to an effective Securities Act registration statement or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Terran Orbital

Terran Orbital is a leading manufacturer of satellite products primarily serving the United States and Allied aerospace and defense industries. Terran Orbital provides end-to-end satellite solutions by combining satellite design, production, launch planning, mission operations, and on-orbit support to meet the needs of the most demanding military, civil, and commercial customers. Learn more at  www.terranorbital.com.

Contacts

Virginia Norder

pr@terranorbital.com

949-508-6404

Forward Looking Statements

This press release contains, and the Company’s officers and representatives may from time to time make other public written and verbal announcements that contain, “forward-looking statements” for purposes of the federal securities laws. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of present or historical facts, contained in this press release, regarding our business strategy, future operations, prospects, expectations, plans and objectives of management are forward-looking statements. Forward-looking statements are typically identified by such words as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook, “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “will,” “should,” “would” and “could” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements contained in this press release, including, but not limited to: expectations regarding our strategies and future financial performance, including our future business plans or objectives, anticipated cost, timing and level of deployment of satellites, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, the ability to finance our operations, research and development activities and capital expenditures, reliance on government contracts and the Strategic Cooperation Agreement with Lockheed Martin, retention and expansion of our customer base, product and service offerings, pricing, marketing plans, operating expenses, market trends, revenues, margins, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives; the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional opportunities; anticipated timing, cost and performance of our Earth Observation Solutions’ planned satellite constellation and our ability to successfully finance, deploy and commercialize its business; anticipated timing, cost, financing and development of our satellite manufacturing capabilities; prospective performance and commercial opportunities and competitors; our ability to finance our operations, research and development activities and capital expenditures; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our expansion plans and opportunities; our ability to comply with domestic and foreign regulatory regimes and the timing of obtaining regulatory approvals; our ability to finance and invest in growth initiatives; our ability to deal appropriately with conflicts of interest in the ordinary course of our business; the outcome of any legal proceedings that may be instituted against us; the ability to maintain the listing of our common stock and the public warrants on the NYSE and the possibility of limited liquidity and trading of such securities; geopolitical risk and changes in applicable laws or regulations; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; that we have identified material weaknesses in our internal control over financial reporting which, if not corrected, could affect the reliability of our consolidated financial statements; the possibility that the COVID-19 pandemic, or another major disease, disrupts our business; supply chain disruptions, including delays, increased costs and supplier quality control challenges; the ability to attract and retain qualified labor and professionals and our reliance on a highly skilled workforce, including technicians, engineers and other professionals; we do not expect to become profitable in the near future and may never achieve our profitability expectations, plus we expect to generate negative cash flow from operations and investments for the foreseeable future; our leverage and our ability to service cash debt payments and comply with debt maintenance covenants, including meeting minimum liquidity and operating profit covenants; limited access to equity and debt capital markets and other funding sources that will be needed to fund operations and make investments, including investments in our NextGen Earth Observation constellation; delays and costs associated with developing our NextGen Earth Observation constellation, our planned expansion of manufacturing and other capabilities at our Irvine location or otherwise, and other initiatives whether due to changes in demand, lack of funding, design changes or other conditions or circumstances; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on our resources; and the other risk factors disclosed in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our Registration Statement on Form S-1, as amended (File No. 333-264447), which was declared effective by the SEC on June 23, 2022, and our Forms 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022.

These forward-looking statements are based on management’s current expectations, plans, forecasts, assumptions, and beliefs concerning future developments and their potential effects. There can be no assurance that the future developments affecting us will be those that we have anticipated, and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this press release with the understanding that our actual future results may be materially different from the expectations disclosed in the forward-looking statements we make. All forward-looking statements we make are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this press release are made as of the date of this press release, and we do not assume any obligation to update any forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as required by law.